Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities

Note 13 Derivative Instruments and Hedging Activities

Interest Rate Swaps

We are subject to interest rate risk primarily associated with our variable-rate borrowings. Interest rate risk is the risk that changes in interest rates could adversely affect earnings and cash flows. Specific interest rate risk includes: the risk of increasing interest rates on short-term debt; the risk of increasing interest rates for planned new fixed long-term financings; and the risk of increasing interest rates for planned refinancing using long-term fixed-rate debt.

At December 31, 2015, we held interest rate swaps with an aggregate notional amount of $1.6 billion, which matured in January 2016. These swaps were entered into to economically hedge the variability in cash flow on a portion of the floating-rate loans under our senior secured credit facilities, but were not designated as hedges for accounting purposes.

Put Option Embedded Derivative Instrument

The 2022 ICF Notes contain a contingent put option clause within the host contract, which affords the holders of the notes the option to require us to repurchase such notes at 101% of their principal amount in the event of a change of control, as defined in the indenture governing the notes. We concluded that the contingent put option required bifurcation in accordance with ASC 815, and have recorded the embedded derivative at fair value on the consolidated balance sheet in “Other liabilities.” We estimated the fair value of the put option derivative using a valuation technique which reflects the estimated date and probability of a change of control, the fair value of the 2022 ICF Notes, and a credit valuation adjustment reflecting our credit spreads. There was no change in fair value between the issuance date and December 31, 2016. The fair value of the embedded derivative was $1.5 million at the issuance date of the 2022 ICF Notes and at December 31, 2016.

The following table sets forth the fair value of our derivatives by category (in thousands):

Derivatives not designated as hedging instruments	Balance Sheets Location	December 31, 2015	December 31, 2016
Undesignated interest rate swaps	Other current liabilities	$2,013	$—
Put option embedded derivative	Other current liabilities	—	1,496

Total derivatives		$2,013	$1,496

The following table sets forth the effect of the derivative instruments, included in interest expense, net in our consolidated statements of operations (in thousands):

Derivatives not designated as hedging instruments	Presentation in Statements of Operations	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2016
Undesignated interest rate swaps	Included in interest expense, net	$5,649	$3,483	$—
Put option embedded derivative	Included in interest expense, net	—	—	—

Total loss on derivative financial instruments		$5,649	$3,483	$—